Exhibit 10.10

The Fourth Amended and Restated Intellectual Property Transfer Agreement

Hangzhou Qunhe Information Technology Co., Ltd.

and

Hangzhou Yunjiazhuang Network Technology Co., Ltd.

This Fourth Amended and Restated Intellectual Property Transfer Agreement (“the Agreement”) was entered into on August 12, 2019 by and between:

A.

Hangzhou Qunhe Information Technology Co., Ltd., a limited liability company incorporated and existing in accordance with the laws of the People’s Republic of China with its registered office at *** (hereinafter referred to as “Transferor”);

B.

Hangzhou Yunjiazhuang Network Technology Co., Ltd., a limited liability company incorporated and existing in accordance with the laws of the People’s Republic of China with its registered office at *** (hereinafter referred to as “Transferee”).

“Transferor” and “Transferee” are hereinafter collectively referred to as the “Parties” and individually a “Party”.

WHEREAS

1.	Transferor is in possession of the intellectual properties as listed in Annex I (hereinafter “Subject Matters”);

2.

The Parties have entered into The Amended and Restated Intellectual Property Transfer Agreement (hereinafter “Original Transfer Agreement”) dated August 22, 2014, The Second Amended and Restated Intellectual Property Transfer Agreement (hereinafter “2nd Transfer Agreement”) dated December 29, 2016, and The Third Amended and Restated Intellectual Property Transfer Agreement (hereinafter “3rd Transfer Agreement”) dated January 26, 2018, and now the Parties desire to enter into this Agreement to amend Original Transfer Agreement, 2nd Transfer Agreement and 3rd Transfer Agreement in their entirety, and to transfer the Subject Matters in a manner as provided by the terms hereof.

The Parties have agreed on the transfer of Subject Matters through friendly consultation. NOW THEREFORE, the Parties intending to be bound hereby enter into this Agreement so as to determine their rights and obligations.

I. Definition and Interpretation

1.

Intellectual Property refers to: patents, patent applications, trademarks, trademark applications, tradenames, copyrights, trade secrets, inventions, know-how, designs, slogans, marks, website designs, layouts and domain names, etc.

2.

Supermajority Preferred Holders have the meaning of the “Supermajority Preferred Holders” as set forth in the Memorandum and Articles of Association as amended from time to time of the Offshore Company.

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II. Transfer of Subject Matters

1.

Subject Matters hereunder refer to the Intellectual Properties as set forth in Annex I and in possession of the Transferor, together with all rights and benefits vested in the title to Subject Matters.

2.

Where the transfer of Subject Matters is determined in writing by the Board of Directors or Supermajority Preferred Holders of Exacloud Limited, the final controlling parent company offshore of the Transferee (the “Offshore Company”), the Transferee shall send a written notice to the Transferor together with the relevant resolution made by the Board or Supermajority Preferred Holders of the Offshore Company, and the Transferor shall transfer to the Transferee the title to Subject Matters as well as all rights and benefits in connection with or originated from the Subject Matters as of the date of receipt of such written notice by the Transferor (the “Closing Date”). Transferor hereby agrees that both the title to Subject Matters and all rights and benefits in connection with or originated from such title shall be owned by the Transferee as of the Closing Date. If, subject to applicable laws or regulations, the transfer of some Subject Matters shall not be effective unless as approved, verified, filed, registered with or announced by competent government authorities, then the title to such Subject Matters and all rights and benefits in connection with or originated from such title shall be owned by the Transferee as of the date of completing such approval, verification, filing, registration or announcement.

3.	The Transferee shall not be liable for any liability incurred by the Transferor in respect of the Subject Matters under this Agreement.

4.	Transfer Price: The total transfer price regarding the Subject Matters is RMB1,000.

5.

Payment of Transfer Price: The Transferee shall pay the Transfer Price to the bank account as designated by the Transferor within thirty (30) days as of the Closing Date or by other deadline as agreed by the Parties.

6.

If the transfer of intellectual property is required to go through relevant approval, filing, registration or announcement formalities by applicable laws of China, the Transferor shall assist the Transferee to complete such formalities within thirty (30) days as of the Closing Date. Any fee incurred by such formalities shall at the respective cost of the Transferor and Transferee in accordance with provisions of applicable laws and regulations, and if in lack of such provisions, shall be shared by them.

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III. Obligations of the Parties

1.	Transferor shall be obliged to:

(a)	Transfer the Subject Matters as set forth in Article II hereof fully and timely;

(b)	Keep confidential the trade secrets of the Transferee known as a result of the execution and performance of this Agreement;

(c)

Agree to deliver to the Transferee or its specified representative(s) all records, documents, source codes and other documents or information in relation to the Subject Matters at the Closing Date. But if the Transferor is required to retain the originals of any records by laws, then it shall deliver the copies of such records to the Transferee and undertakes to present a certificate confirming the consistency between such copies and the originals at the request of the Transferee within a reasonable time limit;

(d)	Assist the Transferee in the registration and filing (if any) of the transfer of the Subject Matters in accordance with the provisions of Paragraph 6 under Article 2 above.

2.	Transferee shall be obliged to:

(a)	Pay the Transfer Price of the Subject Matters to the Transferor as scheduled under this Agreement;

(b)	Keep confidential the trade secrets of the Transferor known as a result of the execution and performance of this Agreement.

IV. Representations and Warranties

1.	Representations and Warranties of the Transferor on Subject Matters

(a)	Subject Matters as listed in Annex I are all Intellectual Properties in possession of the Transferor.

(b)

Transferor represents and warrants that as of the date of this Agreement, (i) it has the full and exclusive title to and right to dispose of, the Subject Matters to be transferred as listed in Annex and in its possession; (ii) Subject Matters are not subject to any mortgage, pledge, lien or other securities; (iii) Subject Matters are free of any fact that should be disclosed or any major legal defect.

(c)

Transferor has obtained all internal authorizations of the company or all approvals and completed other procedures subject to the government approval as necessary for the execution and performance of this Agreement.

(d)	The performance of obligations by the Transferor under this Agreement does not and will not:

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(i)	Breach any provision of laws, regulations, rules and regulatory documents of the People’s Republic of China in force;

(ii)	Breach any provision of its Articles of Association;

(iii)

Breach any agreement to which the Transferor is a party or which binds on any property or assets of the Transferor. This Agreement shall, once upon being effective, constitute a legal, valid and binding obligations upon Transferor which will be enforced under the terms hereof.

(e)

There is no litigation, claim, action, arbitration, administrative proceedings or other legal proceedings pending, threatened to have or likely to encounter which are imposing or may impose any adverse impact on, delay in, restriction or obstruction from the performance of its obligations hereunder by the Transferor.

(f)

All records, documents and materials delivered to the Transferee by the Transferor under this Agreement shall be true and complete, and faithfully reflect the Subject Matters as they are as at the Closing Date.

(g)	Transferor warrants that the Subject Matters as listed in Annex I shall not procure the Transferee to assume any debt and contingent liabilities which are not provided herein.

(h)

As of the date of this Agreement, the Transferor is not insolvent or incapable of repaying any debt due, has no administrative order or court order pending against it, nor has a receiver appointed for all or part of its assets.

(i)	All and any accounting materials and financial information (if any) provided by the Transferor to the Transferee are true and reliable without any false or misleading statements of any kind.

(j)	Transferor is not involved in any litigation, arbitration or other circumstances directly related to the Subject Matters under which it may be held liable by law.

(k)

The title to Subject Matters as listed in Annex I shall be vested in the Transferee in full as of the Closing Date, sand the Transferee shall be entitled to apply for the registration of trademark, software copyright and other intellectual property rights, unless approval from, filing and registration with competent government authorities are required by laws of China.

(l)

For the purpose of matters set forth in this Agreement, the Transferor has obtained the written consents and approvals from all third parties, including but not limited to creditors and competent Chinese government departments.

(m)	All representations and warranties made by the Transferor herein are true, complete and accurate.

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2.	Representations and Warranties of the Transferee

(a)	Transferee is a wholly foreign-owned enterprise legally incorporated and existing under laws of China.

(b)

Transferee has obtained all approvals and authorities as necessary for the execution and performance of this Agreement. The performance of its obligations hereunder by the Transferee will not violate any laws, regulations, rules and regulatory documents of the People’s Republic of China or the Articles of Association of the Transferee.

(c)	This Agreement shall, once upon being effective, constitute a legal, valid and binding obligations which shall be enforced under the terms hereof.

(d)	All representations and warranties made by the Transferee herein are true, complete and accurate.

V. Termination, Liability for Breach and Indemnity

1.

If either Party (“Breaching Party”) breaches its obligations under this Agreement, the other Party (“Non-breaching Party”) may send a written notice to the Breaching Party requesting it to correct such breach. The Breaching Party shall cease its breach within thirty (30) days as of receipt of such notice and indemnify the Non-breaching Party for all losses arising therefrom; if the Breaching Party continues its breach within the said time limit, then the Non-breaching Party shall have the right to (1) terminate this Agreement unilaterally; or (2) request the Breaching Party to continue performing its obligations hereunder; in either case, the Non-breaching Party is entitled to claim against the Breaching Part for all losses arising therefrom.

2.

Any waiver or release granted for any breach committed by the Breaching Party or delay in exercise of its rights under laws or this Agreement by the Non-breaching Party shall not constitute a waiver of its rights by the Non-breaching Party.

3.

The Transferor shall indemnify, defend and hold the Transferee, any of its officers, managers, directors, members, representatives, agents and employees harmless from and against all and any claims, indemnities, damages, liabilities, expenses and fees, including but not limited to any reasonable legal fees, arising from any lawsuit or legal proceeding between Indemnifying Party and Indemnified Party, or Indemnified Party and any third party due to (i) breach by Transferor of its statutory or contractual warranties, representations or other arrangements hereunder, or (ii) a dispute raised or an action taken by a third party in respect of Subject Matters.

4.	The provisions of this Article V shall survive the termination of this Agreement.

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VI. Exemptions

If either Party fails to perform or fully perform any of its obligations under this Agreement as a result of a force majeure event (such as earthquake, typhoon, flood, fire, war and administrative interference by government), such defaulting Party is exempted from liability for breach.

V. Amendment and Change

Any amendment and change to this Agreement and Annex(es) attached hereto shall not be valid unless otherwise agreed herein and with a written agreement signed by the parties.

VIII. Annex

Annexes to this Agreement shall be a formal and inseparable part of this Agreement and have the same legal effect as this Agreement.

IX. Effect

This Agreement shall come into effect as of the date of execution hereof.

X. Governing Law

The execution, effect, interpretation, performance, dispute resolution of and other matters in connection with this Agreement shall be governed by the laws of the People’s Republic of China.

XI. Dispute Resolution

Any dispute arising from or in connection with this Agreement shall be resolved by the Parties through friendly consultation. If they fail to resolve it, any Party may submit the dispute to China International Economic and Trade Arbitration Commission for arbitration in accordance with its arbitration rules in effect then. The arbitration shall take place in Beijing and in Chinese. The arbitration award shall be final and binding upon the Parties.

XII. Severability

If any provisions hereof is held invalid or unenforceable due to inconsistency with applicable laws, such term shall be deemed to be invalid only within the extent of its application, and shall not affect the legal effect of other terms hereof.

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XIII. Notification

1.

Unless there is a written notice to alter the addresses below, the notices hereunder shall be delivered to the following addresses and fax number by hand, fax or via registered mail. Notice shall be deemed to have been served on the date of receipt stated on the return receipt if sent by a registered mail; or on the day following the date of sending if by hand or fax; in case of by fax, the original copy of such notice shall be sent by a registered mail or by hand immediately upon sending:

Transferor: Hangzhou Qunhe Information Technology Co., Ltd.

Address: ***

Tel.: ***

Atten.: Xiaohuang Huang

Transferee: Hangzhou Yunjiazhuang Network Technology Co., Ltd.

Address: ***

Tel.: ***

Atten.: Xiaohuang Huang

2.	Either Party shall give a seven (7)-business-day notice to the other Party in writing of any change to its address, contact, telephone numbers, fax and other details above.

XIV. Entire Agreement

In addition to any written amendments, supplements or modifications hereto made after execution hereof, this Agreement shall constitute the entire agreement between the Parties in respect of the subject matter hereof, and shall supersede any previous oral or written negotiations, representations and contracts made for the same subject matter (including Original Transfer Agreement, 2nd Transfer Agreement and 3rd Transfer Agreement).

XV. Miscellaneous

1.	Transferor undertakes and confirms that, after the Closing Date,

(a)

For any Intellectual Property developed either independently or together with the Transferee by the Transferor, it warrants to apply for registration of the same in the name of the Transferee, unless such right is waived by the Transferee in writing;

(b)

For any Intellectual Property developed by the Transferor with a third party, it warrants that any right vested in it with respect to such Intellectual Property shall be owned by the Transferee and to apply for registration of the same in the name of the Transferee, unless such right is waived by the Transferee in writing;

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(c)

If the registration of any Intellectual Property is applied for in the name of the Transferor for whatsoever reason, then the Transferor shall promptly transfer the Intellectual Property so applied to the Transferee or any third party specified by the Transferee, unless such right is waived by the Transferee in writing.

2.

The Parties may enter into a supplementary agreement in writing. Any supplementary agreement relating to this Agreement duly signed by the Parties shall be an integral part of this Agreement and have the same legal effect as this Agreement.

3.	This Agreement shall be made in Chinese. This Agreement may be made in one or several counterparts, each of which shall have the same legal effect.

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This is the signature page

Hangzhou Qunhe Information Technology Co., Ltd. (Official Seal)

/s/Hangzhou Qunhe Information Technology Co., Ltd.

Signature: /s/Xiaohuang Huang
Name: Xiaohuang Huang
Title: Legal Representative

Hangzhou Yunjiazhuang Network Technology Co., Ltd. (Official Seal)

/s/Hangzhou Yunjiazhuang Network Technology Co., Ltd.

Signature: /s/Xiaohuang Huang
Name: Xiaohuang Huang
Title: Legal Representative

Hangzhou Qunhe Information Technology Co., Ltd.

Signature Page of the Fourth Amended and Restated Intellectual Property Transfer Agreement